                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                PARENT AGREEMENT

      This First Amendment to the Amended and Restated Parent Agreement, dated as of June 30, 1998 (this "First Amendment"), is entered into by and among Occidental Chemical Corporation, a New York corporation ("OCC"), Oxy CH Corporation, a California corporation ("Oxy CH"), Occidental Petroleum Corporation, a Delaware corporation ("OPC"), Occidental Chemical Holding Corporation, a California corporation ("OCHC"), Lyondell Petrochemical Company, a Delaware corporation ("Lyondell"), Millennium Chemicals, Inc., a Delaware corporation ("Millennium"), and Equistar Chemicals, LP, a Delaware limited partnership ("Equistar").

      WHEREAS, OCC, Oxy CH, OPC, Lyondell, Millennium and Equistar entered into that certain Amended and Restated Parent Agreement dated as of May 15, 1998 (the "Parent Agreement");

      WHEREAS, OCC, Oxy CH and OCHC effected an assignment and assumption of certain guarantees, undertakings, promises, rights, covenants and obligations of OCC and Oxy CH under the Parent Agreement as of June 19, 1998; and

      WHEREAS, the parties hereto wish to amend the list of Related Agreements set forth in Appendix A to the Parent Agreement.

      NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants of the parties hereto, the parties hereto hereby agree as follows:

1. All capitalized terms that are defined in the Parent Agreement, but are not defined in this First Amendment, shall have the same meanings as defined in the Parent Agreement.

2. The following shall be added to the list of Related Agreements in Appendix A to the Parent Agreement:

      "122. First Amendment to Amended and Restated Limited Partnership
            Agreement of Equistar Chemicals, LP, dated as of June 30, 1998, by and among Lyondell LP, Lyondell GP, Millennium LP, Millennium GP, Occidental GP, Occidental LP1, Occidental LP2 and Occidental Petrochem Partner GP, Inc., a Delaware corporation."

3. Except as amended by this First Amendment, all the terms and provisions of the Parent Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.


                                    OCCIDENTAL CHEMICAL CORPORATION

                                    By:   /s/ David C. Yen
                                          -----------------------------------
                                          Name: David C. Yen
                                          Title: Vice President and Treasurer


                                    OXY CH CORPORATION

                                    By:   /s/ David C. Yen
                                          -----------------------------------
                                          Name: David C. Yen
                                          Title: Vice President and Treasurer


                                    OCCIDENTAL PETROLEUM CORPORATION

                                    By:   /s/ David C. Yen
                                          -----------------------------------
                                          Name: David C. Yen
                                          Title: Vice President and Treasurer


                                    OCCIDENTAL CHEMICAL HOLDING
                                    CORPORATION

                                    By:   /s/ David C. Yen
                                          -----------------------------------
                                          Name: David C. Yen
                                          Title: Vice President and Treasurer

                                    LYONDELL PETROCHEMICAL COMPANY

                                    By:   /s/ T. Kevin De Nicola
                                       --------------------------------------
                                          Name: T. Kevin De Nicola
                                          Title: Vice President


                                    MILLENNIUM CHEMICALS INC.

                                    By:  /s/ George H. Hempstead, III
                                       --------------------------------------
                                          Name: George H. Hempstead, III
                                          Title: Senior Vice President


                                    EQUISTAR CHEMICALS, LP

                                    By: /s/ Eugene R. Allspach
                                       --------------------------------------
                                          Name: Eugene R. Allspach
                                          Title: President and Chief Operating
                                                 Officer